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                                                                       EXHIBIT 1

                             Joint Filing Agreement

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of Renex Corp. ("Renex") or any subsequent acquisitions or dispositions of equity securities of Renex by any of the undersigned.

Dated:  January 6, 2000

                              RC ACQUISITION CORP.

                              By:  /s/ Leif Murphy
                                   -------------------------------------------
                                   Name:   Leif Murphy
                                   Title:  Executive Vice President and Chief
                                           Financial Officer

                              NATIONAL NEPHROLOGY ASSOCIATES, INC.

                              By:  /s/ Leif Murphy
                                   -------------------------------------------
                                   Name:   Leif Murphy
                                   Title:  Executive Vice President and Chief
                                           Financial Officer

                              J.W. CHILDS EQUITY PARTNERS II, L.P.

                              By: J.W. Childs Advisors II, L.P., its general partner

                                   By: J.W. Childs Associates, L.P., its general
                                       partner

                                       By: J.W. Associates, L.P., its general
                                           partner

                                          By:  J.W. Childs Associates, Inc., its
                                               general partner

                                            By: /s/ Edward Yun
                                                -------------------------------
                                                Name:   Edward Yun
                                                Title:  Vice President


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                                     J.W. CHILDS ASSOCIATES, INC.

                                     By: /s/ Edward Yun
                                         -------------------------------
                                         Name:   Edward Yun
                                         Title:  Vice President



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